                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ______________________


                                  FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                 May 28, 1999


                         PROPERTY CAPITAL TRUST, INC.
           (formerly known as Maryland Property Capital Trust, Inc.)
           ---------------------------------------------------------

              (Exact name of registrant as specified in charter)


          Maryland                        0-26215                04-2452367
    --------------------              ---------------       ------------------
(State or other jurisdiction     (Commission file number)   (IRS employer
      of incorporation)                                     identification no.)


                 177 Milk Street, Boston, Massachusetts 02109
                 --------------------------------------------
              (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code: (617) 451-2100
                                                          --------------

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(A)  Financial Statements of Business Acquired

     1. Balance Sheets of Framingham York Associates Limited Partnership ("FYA") as of March 31, 1999 (unaudited)

     2.   Statements of Income of FYA as of March 31, 1999 (unaudited)

     3.   Statements of Partners' Capital of FYA as of March 31, 1999
          (unaudited)

     4.   Statements of Cash Flows of FYA as of March 31, 1999 (unaudited)

     5.   Notes to Financial Statements of FYA

(B)  Pro Forma Financial Information

     1. Pro Forma Condensed Combined Balance Sheet of Property Capital Trust, Inc. (the "Company") as of March 31, 1999 (unaudited)

     2. Notes to Pro Forma Condensed Combined Balance Sheet of the Company as of March 31, 1999

     3. Pro Forma Condensed Combined Statement of Operations of the Company for the Three Months Ended March 31, 1999 (unaudited)

     4. Pro Forma Condensed Combined Statement of Operations of the Company for the Year Ended December 31, 1998

     5. Notes to Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 1999 and for the Year Ended December 31, 1998

                FRAMINGHAM YORK ASSOCIATES LIMITED PARTNERSHIP

                             FINANCIAL STATEMENTS
                             AS OF MARCH 31, 1999

                 FRAMINGHAM YORK ASSOCIATES LIMITED PARTNERSHIP

                                 BALANCE SHEETS

                                       March 31,      December 31,
                                         1999            1998
                                      -----------     ----------
                                      (Unaudited)
              Assets
Rental Property, net...............   $ 1,004,625     $1,012,348
Cash and Cash Equivalents..........       145,450        153,094
Deferred Charges, net..............        40,262         28,313
Deferred Rent .....................       301,925        313,538
                                      -----------     ----------
                                      $ 1,492,262     $1,507,293
                                      ===========     ==========
 Liabilities and Partners' Capital
Liabilities:
  Accounts payable and accrued
   expenses........................   $     6,499     $   14,000
  Tenant security deposits.........        11,453         11,453
                                      -----------     ----------
                                           17,952         25,453

Partners' Capital..................     1,474,310      1,481,840
                                      -----------     ----------
                                      $ 1,492,262     $1,507,293
                                      ===========     ==========

   The accompanying notes are an integral part of these financial statements.

                 FRAMINGHAM YORK ASSOCIATES LIMITED PARTNERSHIP

                              STATEMENTS OF INCOME

                                                Three Months      Year Ended
                                                Ended March 31,  December 31,
                                                     1999            1998
                                                --------------     --------
                                                  (Unaudited)
Revenues:
  Rental income.............................    $      77,637      $310,550
  Miscellaneous income......................              586         4,552
                                                -------------      --------
                                                       78,223       315,102
Expenses:
  Administrative and financial expenses.....            5,478        42,037
  Depreciation..............................            7,723        30,891
  Amortization..............................               50           201
                                                -------------      --------
  Net income................................    $      64,972      $241,973
                                                =============      ========

   The accompanying notes are an integral part of these financial statements.

                 FRAMINGHAM YORK ASSOCIATES LIMITED PARTNERSHIP

                        STATEMENTS OF PARTNERS' CAPITAL

                                              General    Limited
                                              Partners   Partners     Total
                                              --------  ----------  ----------
Partners' Capital, December 31, 1997......... $30,868   $1,498,999  $1,529,867
  Distributions to partners .................  (5,800)    (284,200)   (290,000)
  Net income ................................   4,839      237,134     241,973
                                              -------   ----------  ----------
Partners' Capital, December 31, 1998 ........  29,907    1,451,933   1,481,840
                                              -------   ----------  ----------
  Distributions to partners (unaudited)......  (1,450)     (71,052)    (72,502)
  Net income (unaudited).....................   1,299       63,673      64,972
                                              -------   ----------  ----------
Partners' Capital, March 31, 1999............ $29,756   $1,444,554  $1,474,310
                                              =======   ==========  ==========

   The accompanying notes are an integral part of these financial statements.

                 FRAMINGHAM YORK ASSOCIATES LIMITED PARTNERSHIP

                            STATEMENTS OF CASH FLOWS

                                             Three Months          Year Ended
                                            Ended March 31,       December 31
                                            ---------------       -----------
                                                 1999                1998
                                            ---------------       -----------
                                              (Unaudited)
Cash Flows from Operating Activities:
  Net income...........................     $       64,972          $241,973
  Adjustments to reconcile net income
   to net cash provided by operating
   activities--
   Depreciation and amortization.......              7,773            31,092
   Decrease in deferred rent...........             11,613            22,450
   Increase (decrease) in accounts
    payable and accrued expenses.......             (7,501)            3,500
                                            --------------          --------
    Total adjustments..................             11,885            57,042
                                            --------------          --------
    Net cash provided by operating
     activities........................             76,857           299,015
                                            --------------          --------
Cash Flows from Investing Activities:
  Additions to deferred charges........            (11,999)                -
                                            --------------          --------
    Net cash used in investing
     activities........................            (11,999)                -
                                            --------------          --------
Cash Flows from Financing Activities:
  Distributions to partners............            (72,502)         (290,000)
                                            --------------          --------
    Net cash used in financing
     activities........................            (72,502)         (290,000)
                                            --------------          --------
Net increase (decrease) in cash........             (7,644)            9,015
Cash and cash equivalents, beginning of
 period................................            153,094           144,079
                                           ---------------          --------
Cash and cash equivalents, end of
 period................................    $       145,450          $153,094
                                           ===============          ========

  The accompanying notes are an integral part of these financial statements.

                 FRAMINGHAM YORK ASSOCIATES LIMITED PARTNERSHIP

                         NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

    Framingham York Associates Limited Partnership (FYA) was formed pursuant to the provisions of the Uniform Limited Partnership Act of Massachusetts to acquire, hold, develop, operate and lease real property. FYA owns and operates commercial real estate located at 51 New York Avenue, Framingham, Massachusetts.

(2) Basis of Presentation and Significant Accounting Policies

    In the opinion of the management of FYA, the accompanying unaudited financial statements contain all adjustments, consisting of normal and recurring adjustments, necessary to present fairly FYA's financial position as of March 31, 1999 and the results of its operations and its cash flows for the period ended March 31, 1999.

The information contained in these financial statements should be read in conjunction with FYA's financial statements for the year ended December 31, 1998 filed with the Securities and Exchange Commission on Amendment No. 3 of Form
S-4 on March 17, 1999.

             PRO FORMA FINANCIALS FOR PROPERTY CAPITAL TRUST, INC.

                              Pro Forma Condensed
                         Combined Financial Statements

                                  (Unaudited)

  The pro forma condensed consolidated balance sheet of the Company as of March 31, 1999 has been prepared to reflect the following transactions, as if each of such transactions and adjustments had occurred on March 31, 1999;

  (1) The merger of Property Capital Trust into Maryland Property Capital Trust, Inc.;

  (2) The purchase of approximately 319,000 shares of common stock of Maryland Property Capital Trust, Inc. by Framingham York Associates Limited Partnership and the distribution of those shares to its partners; and

  (3) The merger of Framingham York Associates Limited Partnership with Property Capital Trust Limited Partnership.

  The pro forma condensed statement of operations of the Company for the three months ended March 31, 1999 and for the year ended December 31, 1998 have been prepared to reflect the above transactions and certain other adjustments, as if such transactions and adjustments had occurred on January 1, 1998.

  In the opinion of management, the pro forma condensed financial information provides for all adjustments necessary to reflect the effects of the foregoing transactions and adjustments. The pro forma information is unaudited and is not necessarily indicative of the combined results that would have occurred if the transactions and adjustments reflected therein had been consummated on the dates indicated, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or changes in cash flows for future periods.

                         PROPERTY CAPITAL TRUST, INC.

                   Pro Forma Condensed Combined Balance Sheet
                            as of March 31, 1999

                             (Dollars in Thousands)

                                                        Pro Forma
                                      FYA   The Trust  Adjustments    Pro Forma
                                     ------ ---------  -----------    ---------
Assets:
  Properties, net................... $1,005 $     --    $     --       $ 1,005
  Cash and cash equivalents.........    145     3,357      (3,357)(A)    1,055
                                                              983 (B)
                                                              (73)(C)
  Deferred rent receivable..........    302       --          --           302
  Deferred charges..................     40       --           17 (B)       57
  Other assets......................    --        100        (100)(A)      --
                                     ------ ---------   ---------      -------
    Total assets.................... $1,492 $   3,457   $  (2,530)     $ 2,419
                                     ====== =========   =========      =======
Liabilities and Shareholders'
 Equity:
  Mortgage debt..................... $  --  $     --    $   1,000 (B)  $ 1,000
  Accounts payable and accrued
   expenses.........................      7       759        (759)(A)      978
                                                              971 (E)
  Other liabilities.................     11       --          316 (E)      327
                                     ------ ---------   ---------      -------
    Total liabilities...............     18       759       1,528        2,305
                                     ------ ---------   ---------      -------
Limited Partners' Interest in
 Operating Partnership..............    --        --          401 (D)      401
                                     ------ ---------   ---------      -------
Owners' Equity......................  1,474       --       (1,000)(B)      --
                                                              (73)(C)
                                                             (401)(D)
Common Stock........................    --    108,568    (108,566)(A)        5
                                                                3 (B)
Paid-in Capital.....................    --        --           (2)(A)      995
                                                              997 (B)
Accumulated Deficit.................    --   (105,870)    105,870 (A)   (1,287)
                                                           (1,287)(E)
                                     ------ ---------   ---------      -------
    Total shareholders' equity......  1,474     2,698      (4,459)        (287)
                                     ------ ---------   ---------      -------
    Total liabilities and
     shareholders' equity........... $1,492 $   3,457   $  (2,530)     $ 2,419
                                     ====== =========   =========      =======

                         PROPERTY CAPITAL TRUST, INC.

              Notes to Pro Forma Condensed Combined Balance Sheet
                             as of March 31, 1999

                                  (Unaudited)

The Pro Forma Adjustments:

(A) Upon consummation of the merger of Property Capital Trust into Maryland Property Capital Trust, Inc., a dividend representing the remaining net assets of the Trust is to be declared, and will be payable to the shareholders of the Trust as of the effective time of the merger. Following the merger, the Company will issue approximately 159,000 shares of common stock to the shareholders of the Trust.

(B) To record the new debt of $1,000,000 incurred by FYA. The debt is anticipated to have a term of five years, will bear interest at approximately 8.0% and is to be collateralized by the property owned by FYA. The proceeds will be used to purchase approximately 319,000 shares of Company common stock, which will be distributed to the partners of FYA.
    In connection with this loan, approximately $29,000 of financing costs, of which $12,000 has been paid as of March 31, 1999 with the remaining $17,000 to be paid from loan proceeds, will be capitalized as deferred charges.

(C) Prior to the consummation of the merger of the partnerships, FYA intends to distribute cash of approximately $73,000, which represents a portion of the net working capital of FYA.

(D) To reclassify remaining owners' equity of FYA of approximately $401,000 to limited partners' interest in the operating partnership.

(E) To record the transaction costs of approximately $1,287,000 which is allocable to the Company under the terms of the operating partnership agreement. Such amount represents a nonrecurring charge which has not been reflected in the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1998. Of this amount, approximately $316,000 will be funded from advances from an affiliate of FYA. The advances are due on demand and bear interest at the prime rate.

                         PROPERTY CAPITAL TRUST, INC.

              Pro Forma Condensed Combined Statement of Operations
                   for the Three Months Ended March 31, 1999

                             (Dollars in Thousands)

                                               The       Pro Forma      MPCT
                                         FYA  Trust     Adjustments   Pro Forma
                                         ---- ------    -----------   ---------
Revenues:
  Rental................................ $ 77 $  --       $   --        $ 77
  Interest..............................  --      34          (34)(F)    --
  Other.................................    1    311         (311)(F)      1
                                         ---- ------      -------       ----
    Total revenues......................   78    345         (345)        78
                                         ---- ------      -------       ----
Expenses:
  General and administrative............    5    126         (126)(F)     18
                                                               13 (H)
  Operating expenses....................  --     --           --         --
  Professional Fees.....................  --      47          (47)(F)    --
  Interest..............................                       26 (G)     26

  Depreciation and amortization.........    8    --           --           8
                                         ---- ------      -------       ----
    Total expenses......................   13    173         (134)        52
                                         ---- ------      -------       ----
Net Income before limited partners'
 interest in operating partnership
 income.................................   65    172         (211)        26
Limited partners' interest in operating
 partnership income.....................  --     --           (37)(I)    (37)
                                         ---- ------      -------       ----
Net income (loss)....................... $ 65 $  172      $  (248)      $(11)
                                         ==== ======      =======       ====

                         PROPERTY CAPITAL TRUST, INC.

              Pro Forma Condensed Combined Statement of Operations
                      for the Year Ended December 31, 1998

                             (Dollars in Thousands)

                                               The       Pro Forma
                                         FYA  Trust     Adjustments   Pro Forma
                                         ---- ------    -----------   ---------
Revenues:
  Rental................................ $311 $2,430(F)   $(2,430)(F)   $311
  Interest..............................  --     206         (206)(F)    --
  Other.................................    4      7           (7)(F)      4
                                         ---- ------      -------       ----
    Total revenues......................  315  2,643       (2,643)       315
                                         ---- ------      -------       ----
Expenses:
  General and administrative............   42  1,071       (1,071)(F)     92
                                                               50 (H)
  Operating expenses....................  --     211         (211)(F)    --
  Professional Fees.....................  --      17          (17)(F)    --
  Interest..............................  --      10          (10)(F)    105
                                                              105 (G)
  Depreciation and amortization.........   31    --           --          31
                                         ---- ------      -------       ----
    Total expenses......................   73  1,309       (1,154)       228
                                         ---- ------      -------       ----
Income before Gain on Sale of Real
 Estate Investments.....................  242  1,334       (1,489)        87
Gain on Sale of Real Estate
 Investments............................  --   4,083       (4,083)(F)    --
                                         ---- ------      -------       ----
Net Income before limited partners'
 interest in operating partnership
 income.................................  242  5,417       (5,572)        87
Limited partners' interest in operating
 partnership income.....................  --     --          (147)(I)   (147)
                                         ---- ------      -------       ----
Net income (loss)....................... $242 $5,417      $(5,719)      $(60)
                                         ==== ======      =======       ====

                         PROPERTY CAPITAL TRUST, INC.

                                 Notes to the
             Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 1999 and for the
                         Year Ended December 31, 1998

                                  (Unaudited)

The Pro Forma Adjustments:

(F) As the Trust would be constructively liquidated as of the date of the merger, assumed to be January 1, 1998 for purposes of the Pro Forma Condensed Combined Statements of Operations, the Trust would no longer conduct operations as of this date. Therefore, all operations of the Trust during these periods have been eliminated.

(G) To record additional interest expense in the amounts of $26,000 and $105,000 for the three months ended March 31, 1999 and the year ended December 31, 1998, respectively, related to the new debts incurred by FYA.

(H) To record additional general and administrative expenses for legal, accounting, printing, distribution and filing costs for annual and quarterly financial reporting in the amount of $13,000 and $50,000 for three months ended March 31, 1999 and the year ended December 31, 1998, respectively.

(I) To reflect allocation of income to limited partners in the operating partnership for the preferred distributions of $37,000 and $147,000 for the three months ended March 31, 1999 and the year ended December 31, 1998, respectively.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PROPERTY CAPITAL TRUST, INC.



Date: August 3, 1999             By: /s/ Robert L. Beal
                                    ___________________________
                                    Name: Robert L. Beal
                                    Title: Secretary